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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 31, 2001



                            Emclaire Financial Corp.
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             (Exact name of registrant as specified in its charter)


     Pennsylvania                  000-18464                  25-1606091
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(State of other jurisdiction      (Commission                (IRS Employer
or incorporation)                 File Number)             Identification No.)


                612 Main Street, Emlenton PA              16373
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         (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code   (724) 867-2311


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT


Item 5. Other Events

On May 31, 2001 John J. Boczar, CPA resigned his position as Secretary/Treasurer and Principal Accounting Officer for Emclaire Financial Corp., effective June 30, 2001, to pursue other career interests. Mr. Boczar also resigned his position as Vice President and Chief Financial Officer of The Farmers National Bank of Emlenton, Emclaire's wholly-owned subsidiary.

The Board of Directors will conduct a search for a suitable replacement.


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Emclaire Financial Corp.
(Registrant)


Date: June 1, 2001                                     By: /s/ David L. Cox
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                                                           David L. Cox
                                                           President and CEO


Date: June 1, 2001                                     By: /s/ John J. Boczar
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                                                           John J. Boczar, CPA
                                                           Secretary/Treasurer


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